Exhibit 3.4
NUMBER ENDEAVOUR INTERNATIONAL CORPORATION SHARES COMMON STOCK Incorporated Under the Laws of the State of Nevada See Reverse for Certain Definitions CUSIP 29259G 20 0 THIS CERTIFIES THAT S P E C I M E N IS THE OWNER OF FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF ENDEAVOUR INTERNATIONAL CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: SEAL /S/ William L. Transier Chairman, Chief Executive Officer and President Countersigned and Registered: STOCKTRANS, A Broadridge Company 44 W. Lancaster Avenue Ardmore, PA 19003 Transfer Agent and Registrar By Authorized Officer

ENDEAVOUR INTERNATIONAL CORPORATION The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common UNIF GIFT MIN ACT- Custodian... TEN ENT — as tenants by the entireties (Cust) (Minor) JT TEN — as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants ACT in common (State) UNIF TRF MIN ACT- .Custodian (until age.) (Cust) under Uniform Transfers (Minor) to Minors Act... (State) Additional abbreviations may also be used though not in the above list. ASSIGNMENT FOR VALUE RECEIVED,...hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. DATED X X NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, , WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. Signature(s) Guaranteed By THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.